CONSULTING AGREEMENT

This Consulting Agreement ("Agreement") is made as of September 1, 2006, by and between FP Technology, Inc., a Delaware corporation ("Client"), and Trident Growth Fund, L.P. ("Consultant").

1.  Engagement of the Consultant.

1.1.  Client hereby engages Consultant to study and evaluate Client and its business prospects, assist in developing marketing materials, advise and assist Client with regard to possible Transactions and such other services as may be agreed between Client and Consultant from time to time. For purposes of this Agreement, "Transaction" shall mean, individually and collectively, (i) any private placement of any securities of Client (including debt, equity or any derivative or convertible securities) (each, a "Private Placement"), (ii) any debt financing of Client from a bank, institutional investor or any other person or entity (including any term or revolving credit facility, any senior, mezzanine or subordinated debt and any secured or unsecured loan) (each, a "Debt Financing"), and (iii) possible strategic alternatives, including acquisition of entities or assets related or complimentary to the Company’s business. A Transaction as contemplated in this agreement does not include any financing secured prior to the involvement of the Consultant.

1.2.  Client understands that no particular result is or can be guaranteed or promised by Consultant in rendering services requested by Client for any particular matter. Consultant undertakes to render the services requested by Client and accepted by Consultant competently and with professional skill.

1.3.  Client will provide Consultant with such factual information and materials as Consultant requires to perform its services. Consultant shall determine the method, details and means of performing the services.

2.  Term; Termination.

2.1.  The term of this Agreement shall commence on the date hereof and shall continue for twelve months (the "Initial Term"). The Initial Term will automatically renew for additional six month periods unless either party provides written notice to the other at least thirty days prior to the termination of the Initial Term or any renewal term (the period of time during the Initial Term and such renewal terms, if any, shall be referred to herein as the "Term," unless terminated earlier as hereinafter provided).

2.2.  Termination. Consultant may terminate this Agreement upon written notice to Client, with or without cause. Upon termination of the Agreement, any deferred or unpaid portions of compensation or reimbursement of costs or expenses under Section 3 shall become or, in the case of delinquent payments, remain due and payable as described therein. Client's obligation to pay any fees or other consideration to Consultant under this Agreement shall survive the termination of this Agreement. Client may terminate this Agreement with 30 days notice, with or without cause.

3.  Compensation; Reimbursement.

3.1.  Monthly Payments. Client shall pay Consultant $10,000 upon execution of this Agreement, and $2,000 per month for the first six months during the Term, payable not later than the 5th day of the month which shall be deducted from Transaction Fees received by the Consultant..

3.2.  Options. Client shall issue Consultant options to purchase up to 1,000,000 shares of Client’s Common Stock at an exercise price of $7.00. Such options are subject to the terms of the form of the Option Agreement attached hereto as Exhibit A.

3.3.  Reimbursement. Client shall reimburse Consultant for its reasonable out-of-pocket expenses incurred from time to time in connection with the services to be provided under this Agreement (including without limitation, the reasonable fees and expenses of Consultant's legal counsel, if any, it being understood that retention of any such advisor will be made with the prior approval of Client, payable promptly and in any case within thirty (30) days of receipt of an invoice thereof. Any expense in excess of $1,000 will require prior approval of the Client.

3.4.  Client acknowledges that this compensation does not exceed prevailing rates for comparable services by other organizations in Newton, Massachusetts.

4.  Indemnification; Exculpation. Recognizing that Consultant, in providing the services contemplated hereby, will be acting as representative of and relying on information provided by Client, Client agrees to the provision of Exhibit B hereto. Client shall use its best efforts to cause any binding agreements with acquirers or providers of capital or financing to include exculpation and indemnification provisions in favor of Consultant which are equivalent to the foregoing and are binding on such persons. The provisions of Exhibit B shall be binding on the successors and assigns of the parties hereto and of the Indemnified Persons, specifically including the continuing entity after any Transaction and any successor thereto whether by subsequent merger, consolidation or transfer of all or a substantial part of the assets or business of Client or such continuing entity. Exhibit B shall survive any termination of this Agreement or the services contemplated hereunder.

5.  Confidentiality. Client agrees that any advice, written or oral, provided by Consultant pursuant to this Agreement will be treated by Client as confidential, will be solely for the information and assistance of Client in connection with its consideration of a Transaction and will not be used, circulated, quoted or otherwise referred to for any other purpose, nor will it be filed with, included in or referred to, in whole or in part, in any registration statement, proxy statement or any other communication, whether written or oral, prepared, issued or transmitted by Client or any affiliate, director, officer, employee, agent or representative of any thereof, without, in each instance, Consultant's prior written consent. Further, in connection with this engagement of Consultant, it is contemplated that Client may supply to Consultant certain non-public or proprietary information concerning Client ("Confidential Information"). Client agrees to use its best efforts to appropriately mark all such information which is delivered in written form. Consultant shall disclose Confidential Information solely for the purposes of rendering services pursuant to and in accordance with this engagement; provided, however, that the foregoing shall not apply to any information which becomes publicly available other than as a result of the breach of Consultant's undertakings hereunder, or that which Consultant is required to disclose by judicial or administrative process in connection with any action, suit, proceeding or claim.

6.  Information Furnished by Client. Client will furnish Consultant with all financial and other information and data as Consultant believes appropriate in connection with its activities on Client's behalf, and shall provide Consultant full access to its officers, directors, employees and professional advisors. Client agrees that it and its counsel will be solely responsible for ensuring that the Transaction complies in all respects with the applicable law. Client represents and warrants that any material delivered to Consultant at all times through the closing will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. Client will promptly notify Consultant if it learns of any material inaccuracy or misstatement in, or material omission from, any information theretofore delivered to Consultant. Client recognizes and confirms that Consultant, in connection with performing its services hereunder, (i) will be relying without investigation upon all information that is available from public sources or supplied to it by or on behalf of Client or its advisors, (ii) will not in any respect be responsible for the accuracy or completeness of, or have any obligation to verify, the same, and (iii) will not conduct any appraisal of any assets of Client. Client will also cause to be furnished to Consultant at the closing copies of such agreements, opinions, certificates and other documents delivered at the closing as Consultant may reasonably request.

7.  Conflicts. Client acknowledges that Consultant and its affiliates have and will continue to have other relationships with parties other than Client pursuant to which Consultant may acquire information of interest to Client. Consultant shall have no obligation to disclose such information to Client, or to use such information in connection with any contemplated transaction. Client recognizes that Consultant is being engaged hereunder to provide the services described above only to Client and to all other parties if any, who execute this Agreement in specified other capacities and is not acting as an agent or a fiduciary of, and shall have no duties or liability to, the equity holders of Client or any third party in connection with its engagement hereunder, all of which are hereby expressly waived. No one other than Client (and such other parties in such capacities, if any) is authorized to rely upon the engagement of Consultant hereunder or any statements, advice, opinions or conduct by Consultant.

8.  Miscellaneous.

8.1.  Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (a) when delivered personally against written receipt, (b) if sent by registered or certified mail, return receipt requested, postage prepaid, when received, (c) when received by facsimile transmission if confirmed by the other means described in clause (a) or (b), and (d) when delivered by a nationally recognized overnight courier service, prepaid, and shall be addressed as follow:

If to Consultant:

Trident Growth Fund, L.P.
700 Gemini
Suite 300
Houston, TX 77043
Facsimile: 281 488 5353
Attn: Larry St. Martin

If to Client:

FP Technology, Inc.
181 Wells Avenue
Newton, MA 02459
Facsimile: 617 928 5565
Attn: CEO

or to such other address as such party may indicate by a written notice delivered to the other party hereto.

8.2.  Arbitration. Any dispute arising under, or relating to, this Agreement shall be resolved by binding arbitration by one arbitrator pursuant to the Commercial Rules of the American Arbitration Association. Each party shall choose one arbitrator, and such two arbitrators shall select a third arbitrator, which third arbitrator shall be the sole arbitrator of the dispute. The parties shall bear the costs of the arbitrator equally. The arbitration shall be held in Los Angeles County, California under the then-prevailing rules of the Association.

8.3.  Attorneys' Fees. If any party to this Agreement brings an action or proceeding directly or indirectly based upon this Agreement or the matters contemplated hereby against another party, the prevailing party shall be entitled to recover, in addition to any other appropriate amounts, its reasonable costs and expenses in connection with such action or proceeding, including, but not limited to, reasonable attorneys' fees and court costs.

8.4.  Governing Law. It is the intention of the parties that this Agreement shall be subject to and shall be governed by and construed in accordance with the internal laws of the State of Massachusetts without reference to its choice of law provisions.

8.5.  Entire Agreement. This Agreement and the exhibits attached hereto contain the entire agreement between these parties with respect to the subject matter hereof and there are no promises, covenants, or representations, which are not contained herein. This agreement supersedes and cancels all other prior agreements between the parties.

8.6.  Amendment and Modification. No change, waiver or modification of any of the terms of this Agreement shall be effective unless confirmed in writing and signed by Consultant. Consultant has not made any representations or promises to Client except as set forth in this Agreement. This Agreement may not be amended or modified except by a writing executed by both of the parties hereto.

8.7.  Binding Effect. This Agreement, and any amendment thereto, shall be binding upon and shall inure to the benefit of the successors and assignees of the parties hereto and to all other persons with notice or knowledge hereof.

8.8.  Relationship. Nothing in this Agreement shall be interpreted to provide that Consultant and Client are partners, joint venturers, agents or assignees of the other. Consultant is and shall remain an independent contractor providing services to Client, and is not an agent of Client, and neither party shall be entitled to bind the other party in any way.

8.9.  Headings. The section headings herein are intended for reference and shall not by themselves determine the construction or interpretation of this Agreement.

8.10.  Severability. Should a court or other body of competent jurisdiction determine that any provision in this Agreement is invalid or unenforceable, the remaining provisions in this Agreement nevertheless shall be deemed valid and enforceable, and continue in full force and effect without being impaired or invalidated in any way.

8.11.  Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same Agreement.

8.12.  Further Assurances. The parties shall execute, acknowledge and deliver any further documents, instruments, or other assurances and shall take any other action consistent with the terms of this Agreement that may be reasonably requested by any other party or its counsel for the purpose of confirming or effectuating any of the actions contemplated by this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first set forth above.

Consultant Trident Growth Fund, L.P.. By: /s/ Larry St. Martin Its: Principal

Client FP Technology, Inc. By:/s/ Stephen Peary Its: CFO

EXHIBIT B

INDEMNIFICATION

This Exhibit B is a part of and is incorporated into the Agreement. Client agrees to indemnify and hold harmless Consultant and its affiliates and their respective directors, officers, managers, attorneys, finders, agents, representatives, advisors, stockholders, members, control persons and employees (each such person and entity being referred to as an "Indemnified Person"), to the full extent lawful, from and against any losses, claims, damages, expenses or liabilities or actions (including without limitation shareholder actions) related to or arising out of this engagement or Consultant's role in connection herewith, and will pay (or, if paid by an Indemnified Person, reimburse such Indemnified Person) for all fees and expenses (including without limitation counsel fees and charges for the time of Consultant professional employees at their then current hourly rates) incurred by such Indemnified Person in connection with investigating, preparing or defending any such action or claim, whether or not in connection with pending or threatened litigation in which any Indemnified Person is a party.

Client will not, however, be responsible for any claims, liabilities, losses, damages or expenses which result from any compromise or settlement not approved by Client or which are determined by a final judgment of a court or arbitrator of competent jurisdiction to have resulted solely from the fraud, willful misconduct or gross negligence of any Indemnified Person. Client also agrees that no Indemnified Person shall have any liability to Client for or in connection with this engagement, except for any such liability for losses, claims, damages, liabilities or expenses incurred by Client, which are determined to have resulted from the fraud, willful misconduct or gross negligence of the Indemnified Person. The foregoing agreement shall be in addition to any rights that any Indemnified Person may have at common law or otherwise, including without limitation any right to contribution.

Client's agreement to indemnify Consultant and other Indemnified Persons pursuant to this Exhibit B shall not be disclosed publicly or made available to third parties by either party hereto without the other party's prior written consent. If any action or proceeding is brought against any Indemnified Person in respect of which indemnity may be sought against Client pursuant hereto, or if any Indemnified Person receives notice from any potential litigant of a claim which such person reasonably believes will result in the commencement of any such action, proceeding, or claim, such Indemnified Person shall promptly notify Client in writing of the commencement of such action or proceeding, or of the existence of any such claim, but the failure so to notify Client of any such action or proceeding shall not relieve Client from any other obligation or liability which it may have to any Indemnified Person otherwise than under this Agreement or with respect to any other action or proceeding. In case any such action or proceeding shall be brought against any Indemnified Person with respect to which such Indemnified Person gives notice of its intention to seek indemnification hereunder, Client shall be entitled to participate in such action or proceeding and, to the extent that Client may determine, to assume the defense thereof, with counsel of Client's choice (in which case Client shall not thereafter be responsible for the fees and expenses of any separate counsel retained by such Indemnified Person), or compromise or settle such action or proceeding, at its expense; provided, however, that such counsel shall be satisfactory to the Indemnified Person in the exercise of its reasonable judgment. Notwithstanding Client's election to assume the defense of such action or proceeding, such Indemnified Person shall have the right to employ separate counsel and to participate in the defense of such action or proceeding, and Client shall bear the reasonable fees, costs and expenses of such separate counsel (and shall pay such fees, costs and expenses at least quarterly), if (a) the use of counsel chosen by Client to represent such Indemnified Person would, in the reasonable judgment of the Indemnified Person, present such counsel with a conflict of interest; (b) the defendants in, or targets of, any such action or proceeding include both an Indemnified Person and Client, and such Indemnified Person shall have reasonably concluded that there may be legal defenses available to it or to other Indemnified Persons which are different from or additional to those available to Client (in which case Client shall not have the right to direct the defense of such action or proceeding on behalf of the Indemnified Person); (c) Client shall not have employed counsel reasonably satisfactory to such Indemnified Person in the exercise of the Indemnified Person's reasonable judgment to represent such Indemnified Person within a reasonable time after notice of the institution of such action or proceeding; or (d) Client shall authorize such Indemnified Person to employ separate counsel at Client's expense.

In order to provide for the just and equitable contribution, if a claim for indemnification hereunder is found unenforceable in a final judgment by a court of competent jurisdiction (not subject to further appeal), even though the express provisions hereof provide for indemnification in such case, then Client and Consultant shall contribute to the losses, claims, damages, judgments, liability, expenses or costs to which the Indemnified Person may be subject in accordance with the relative benefits received by, and the relative fault of, each in connection with the statements, acts or omissions which resulted in such losses, claims, damages, judgments, liabilities, or costs. No person found liable for a fraudulent misrepresentation or omission shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation or omission. Notwithstanding the foregoing, Consultant shall not be obligated to contribute any amount hereunder that exceeds the amount of fees previously received by Consultant for its services to Client.

These indemnification provisions shall (i) remain operative and in full force and effect regardless of any termination or completion of the engagement of Consultant; (ii) inure to the benefit of any successors, assigns, heirs or personal representative of any Indemnified Person; and (iii) be in addition to any other rights that any Indemnified Person may have.